UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

BLUEFIRE RENEWABLES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52361	20-4590982
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Musick

Irvine, CA92618

(Address of principal executive offices)

(949) 588-3767

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 19, 2013, Bluefire Renewables, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing four directors to hold office for a one year term or until each of their successors are elected and qualified (the “Election of Directors”), (ii) ratifying the appointment of DBBMcKennon, beginning on January 1, 2013, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012 (the “Auditor Ratification”), (iii) approving, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in the “Executive Compensation” section of the Company’s 2012 Proxy Statement for the 2012 Annual Meeting (the “Say on Pay Proposal”), (iv) approving, by non-binding advisory vote, the frequency for future advisory votes on executive compensation (the “Say on Pay Frequency”), and (v) amending the Articles of Incorporation to increase the authorized shares of common stock of the Company, par value $0.001 from 100,000,000 to 500,000,000 shares (the “Authorized Share Increase”).

As of the close of business on October 18, 2013, the record date for the Annual Meeting 63,747,796 common shares of the Company were outstanding and entitled to vote. At the Annual Meeting 40,357,335, or approximately 63.31%, of the Company’s outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the Annual Meeting are as follows:

1. Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.

Name	Votes For	Votes Against	Votes Withheld
Arnold Klann	32,824,714	7,532,621	0
Necitas Sumait	32,824,714	7,532,621	0
Joe Sparano	32,824,714	7,532,621	0
Chris Nichols	32,824,714	7,532,621	0
Total Shares Voted	32,824,714	7,532,621	0
% Voted For	81.33%	18.67%	0%

2. Auditor Ratification

	For	Against	Abstain	Votes Withheld
Total Shares Voted	40,152,085	205,250	0	0
% Voted For	99.49%	0.51%	0%	0%

3. Say On Pay Proposal

	For	Against	Abstain	Votes Withheld
Total Shares Voted	32,179,162	8,178,173	0	0
% Voted For	79.74%	20.26%	0%	0%

4. Say On Pay Frequency

	Every One Year	Every Two Years	Every Three Years	Abstain
Total Shares Voted	32,623,948	200,766	7,532,621	0
% Voted For	80.84%	0.50%	18.66%	0%

5. The Authorized Share Increase

	For	Against	Abstain	Votes Withheld
Total Shares Voted	32,418,698	7,938,637	0	0
% Voted For	80.33%	19.67%	0%	0%

According to the results above, the majority of the stockholders present at the meeting, whether in person or by proxy, voted FOR and thereby authorized (i) the Election of Directors, (ii) the Auditor Ratification, (iii) the Say on Pay Proposal, and (iv) the Authorized Share Increase, as well as voting EVERY ONE YEAR for the Say on Pay Frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEFIRE RENEWABLES, INC.

Date: November 22, 2013	By:	/s/ Arnold R. Klann
	Name:	Arnold R. Klann
	Title:	Chief Executive Officer